UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 2, 2009

Xcellink International Inc.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

333-143767

(Commission File Number)

None

(IRS Employer Identification No.)

3148 Kingston Rd.

Scarborough, Ontario

Canada M1M 1P4

(Address of principal executive offices)(Zip Code)

(416) 543-2869

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[___] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[___] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[___] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[___] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

(a) On March 2, 2009, Xcellink International Inc. (the “Company”) notified MacKay LLP (“MacKay”) that the Company had dismissed MacKay as the independent registered public accounting firm of the Company. The Company’s Board of Directors recommended and approved the dismissal.

The reports of MacKay regarding the Company’s financial statements as of December 31, 2007 and 2006 and the statements of operations, stockholders’ deficit and cash flows for the years then ended and for the period from July 15, 2005 (inception) through December 31, 2007, contained no adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principle. Additionally, the reports of MacKay stated that there is substantial doubt about the Company’s ability to continue as a going concern.

From the period as of, and from, July 15, 2005 (inception) through December 31, 2007, and during the subsequent interim period through the date of dismissal, the Company had no disagreement with MacKay on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of MacKay, would have caused them to make reference thereto in their report on the Company’s financial statements for such period from July 15, 2005 (inception) through December 31, 2007. There were no reportable events, as listed in Item 304(a)(1)(iv)(B) of Regulation S-B.

MacKay was provided a copy of the above disclosures and was requested to furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A letter from MacKay with respect to the foregoing is attached hereto as Exhibit 16.1.

(b) On March 2, 2009, the Company’s Board of Directors resolved to engage the independent registered public accounting firm of Moore & Associates, Chartered (“Moore & Associates”), the Company’s new independent registered public accountants, which appointment Moore & Associates has accepted with the dismissal of MacKay.

During the two most recent fiscal years and the interim period preceding the engagement of Moore & Associates, the Company has not consulted with Moore & Associates regarding either: (i) the application of accounting principles, (ii) the type of audit opinion that might be rendered by Moore & Associates or (iii) any other matter that was the subject of disagreement between the Company and its former auditor as described in Item 304(a)(1)(iv) of Regulation S-B. The Company did not have any disagreements with MacKay and therefore did not discuss any past disagreements with Moore & Associates.

Item 9.01 Financial Statements and Exhibits

Exhibits

No.	Description
16.1	Letter dated March 26, 2009 from MacKay LLP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Xcellink International Inc.

(Registrant)

Date: March 26, 2009	By:	/s/	Mark Fingarson
Name: Mark Fingarson
Title: President and Chief Executive Officer

Exhibit List

No.	Description
16.1	Letter dated March 26, 2009 from MacKay LLP.

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